UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 28, 2004

Date of Report (Date of earliest event reported)

EXABYTE CORPORATION

(Exact name of registrant as specified in its charter)

                                        Delaware                                  0-18033                                           84-0988566
                        (State or other jurisdiction of          (Commission File Number)             (IRS Employer Identification No.)
                                     incorporation)

2108 55th Street
Boulder, Colorado 80301
(Address of principal executive offices)

(303) 442-4333
Registrant's telephone number, including area code

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit             Description
99.1                  Press Release, dated July 28, 2004.

Item 12.  Results of Operations and Financial Condition

On July 28, 2004, Exabyte announced in a press release its 2004 second quarter results and related information.  The press release is attached as an Exhibit to the Form 8-K.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                            EXABYTE CORPORATION
                                                            (Registrant)

Date        August 3, 2004                           By      /s/  Amy J. Perius
            -------------------------------                 -----------------------------------------------------------
                                                            Amy J. Perius
                                                            Corporate Secretary

EXHIBIT INDEX

      Exhibit            Description

      99.1                 Press Release, dated July 28, 2004